UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 16, 2009

DISCOVERY COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34177	35-2333914
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Discovery Place Silver Spring, Maryland	20910
(Address of principal executive offices)	(Zip Code)
(240) 662-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
     In connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission (the “Commission”), Discovery Communications, Inc. (“Discovery” or the “Company”) is filing this Current Report on Form 8-K to revise portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Commission on February 26, 2009 (the “2008 Form 10-K”) to reflect, for all periods presented, the retrospective adoption, effective January 1, 2009, of Financial Accounting Standards Board (“FASB”) Statement No. 160, Non-controlling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 (“FAS 160”) and Emerging Issues Task Force (“EITF”) Issue No. 07-1, Accounting for Collaborative Arrangements (“EITF 07-1”).
     FAS 160 establishes accounting and reporting standards for the non-controlling interest in a subsidiary, commonly referred to as minority interest. Among other matters, FAS 160 requires that non-controlling interests be reported within the equity section of the balance sheet and that the amounts of consolidated net income or loss and consolidated comprehensive income or loss attributable to the parent company and the non-controlling interests are clearly presented separately in the consolidated financial statements. Also, pursuant to FAS 160, where appropriate, losses will be allocated to non-controlling interests even when that allocation may result in a deficit equity balance. While the accounting provisions of FAS 160 are being applied prospectively beginning January 1, 2009, the presentation and disclosure requirements have been applied retrospectively. Upon adoption of FAS 160, the Company reclassified minority interests in its consolidated balance sheet from other noncurrent liabilities to the equity section. Additionally, the Company changed the way non-controlling interests are presented within the consolidated statement of operations such that the statement of operations reflects results attributable to both the Company’s interests and non-controlling interests. The results attributable to the Company’s interests did not change upon the adoption of FAS 160.
     EITF 07-1 defines collaborative arrangements and establishes accounting and reporting requirements for transactions between participants in the arrangement and third parties. A collaborative arrangement is defined as a contractual arrangement that involves a joint operating activity, such as an agreement to co-produce and distribute programming with another media company. The provisions of EITF 07-1 are being applied retrospectively to all collaborative arrangements in place as of the effective date. Upon adoption of EITF 07-1, the Company included additional disclosures regarding its accounting policy for and amounts attributable to collaborative arrangements. The Company’s accounting for collaborative arrangements did not change upon the adoption of EITF 07-1.
     The adoption of FAS 160 and EITF 07-1 were previously reflected in the Company’s most recent Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 filed with the Commission on May 4, 2009 (the “March 2009 Form 10-Q”).
     This Form 8-K is also being filed by Discovery to include a note in the Company’s March 2009 Form 10-Q and the 2008 Form 10-K with condensed consolidating financial information reflecting the consolidation of Discovery with Discovery Communications, LLC (“DCL”), Discovery Communications Holding, LLC (“DCH”) (DCL and DCH are 100% owned subsidiaries of the Company), and the direct and indirect non-guarantor subsidiaries of Discovery as of March 31, 2009, December 31, 2008 and 2007, for the three months ended March 31, 2009 and 2008, and for each year in the three-year period ended December 31, 2008. This condensed consolidating financial information is being provided in connection with the shelf registration of certain fully and unconditionally guaranteed debt securities.
     The following section of the March 2009 Form 10-Q is being filed to include condensed consolidating financial information (such section is filed as an Exhibit hereto and hereby incorporated by reference herein):
•	Part I — Item 1. Financial Statements.
     The following sections of the 2008 Form 10-K are being filed to reflect the retrospective adoption of FAS 160 and EITF 07-1, to include condensed consolidating financial information and certain additional disclosures (such sections are filed as Exhibits hereto and hereby incorporated by reference herein):
•	Part II — Item 6. Selected Financial Data.

•	Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	Part II — Item 8. Financial Statements and Supplementary Data.

     The Company has included the entire text of the affected sections. No sections of the 2008 Form 10-K or the March 2009 Form 10-Q other than those identified above are being revised by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncements and the addition of the condensed consolidating financial information described above. Similarly, information in the March 2009 Form 10-Q is generally stated as of March 31, 2009 and this filing does not reflect any subsequent information or events other than the addition of the condensed consolidating financial information described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K or the March 2009 Form 10-Q for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in the Company’s other filings with the Commission. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the March 2009 Form 10-Q and the Company’s other filings. Other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K and the March 2009 Form 10-Q.
ITEM 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of KPMG LLP

99.1	Financial Statements from Discovery Communications, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009

99.2	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data from Discovery Communications, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVERY COMMUNICATIONS, INC.
Date: June 16, 2009	By:	/s/ Bradley E. Singer
Bradley E. Singer
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of KPMG LLP

99.1	Financial Statements from Discovery Communications, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009

99.2	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data from Discovery Communications, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008

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